Exhibit 99.1

Contact: Samir Ali Vice President, Investor Relations & Corporate Development (281) 647-4035

Diamond Offshore Announces Fourth Quarter 2017 Results

•	Net loss of $32 million, or $(0.23) per diluted share

•	Adjusted net loss of $7 million, or $(0.05) per diluted share

HOUSTON, February 12, 2018 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported the following results for the fourth quarter of 2017:

	Three Months Ended
Thousands of dollars, except per share data	December 31, 2017	September 30, 2017	Change
Total revenues	$346,208	$366,023	(5)%
Operating (loss) income	(6,385)	58,581	(111)%
Adjusted operating income	27,389	58,581	(53)%
Net (loss) income	(31,941)	10,799	(396)%
Adjusted net (loss) income	(7,343)	33,787	(122)%
(Loss) earnings per diluted share	$(0.23)	$0.08	(388)%
Adjusted (loss) earnings per diluted share	$(0.05)	$0.25	(120)%

“Although market conditions continue to be challenging, we were able to secure additional work for the Ocean Valor and Ocean Valiant, extending both of the rigs’ current contracts through 2020,” said Marc Edwards, President and Chief Executive Officer. “These contract extensions comprise a majority of the additional 48 months of backlog Diamond was able to secure this past quarter.” Edwards went on to say, “The moored market continues to tighten, evidenced by our three other contract wins during the quarter.”

Operational efficiency of the Company’s fleet was 98.8% in the fourth quarter, compared to 94.3% in the third quarter of 2017, reflecting continued improvements from the Company’s Pressure Control by the Hour® service model.

As of December 31, 2017, the Company’s total contracted backlog was $2.4 billion, which represents approximately 21 rig years of work.

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s earnings results has been scheduled for 7:30 a.m. CST today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 844-492-6043 or 478-219-0839 for international callers. The conference ID number is 7894978. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore is a leader in offshore drilling, providing contract drilling services to the energy industry around the globe. Additional information and access to the Company’s SEC filings are available at www.diamondoffshore.com. Diamond Offshore is owned 53% by Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release or made during the above conference call that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of certain of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, litigation and disputes, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenues:
Contract drilling	$337,809	$384,646	$1,451,219	$1,525,214
Revenues related to reimbursable expenses	8,399	7,228	34,527	75,128

Total revenues	346,208	391,874	1,485,746	1,600,342

Operating expenses:
Contract drilling, excluding depreciation	204,152	174,342	801,964	772,173
Reimbursable expenses	8,256	6,775	33,744	58,058
Depreciation	86,203	86,031	348,695	381,760
General and administrative	20,206	14,786	74,505	63,560
Impairment of assets	28,045	—	99,313	678,145
Restucturing and separation costs	14,146	—	14,146	—
(Gain) loss on disposition of assets	(8,415)	6,060	(10,500)	3,795
Other	—	(265)	—	(265)

Total operating expenses	352,593	287,729	1,361,867	1,957,226

Operating (loss) income	(6,385)	104,145	123,879	(356,884)
Other income (expense):
Interest income	1,126	176	2,473	768
Interest expense, net of amounts capitalized	(30,119)	(21,230)	(113,528)	(89,934)
Foreign currency transaction loss	(611)	(3,689)	(1,128)	(11,522)
Loss on extinguishment of senior notes	—	—	(35,366)	—
Other, net	908	472	2,230	(10,727)

(Loss) income before income tax benefit	(35,081)	79,874	(21,440)	(468,299)
Income tax benefit	3,140	36,208	39,786	95,796

Net (loss) income	$(31,941)	$116,082	$18,346	$(372,503)

(Loss) income per share	$(0.23)	$0.85	$0.13	$(2.72)

Weighted-average shares outstanding:
Shares of common stock	137,228	137,170	137,213	137,168
Dilutive potential shares of common stock	—	93	52	—

Total weighted-average shares outstanding	137,228	137,263	137,265	137,168

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	December 31,	September 30,	December 31,
	2017	2017	2016
REVENUES
Floaters:
Ultra-Deepwater	$288,280	$275,859	$231,820
Deepwater	31,847	35,634	64,678
Mid-water	13,163	39,616	88,130

Total Floaters	333,290	351,109	384,628
Jack-ups	4,519	6,574	18

Total Contract Drilling Revenue	$337,809	$357,683	$384,646

Revenues Related to Reimbursable Expenses	$8,399	$8,340	$7,228

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$143,352	$139,619	$119,490
Deepwater	23,791	27,139	30,481
Mid-water	16,259	17,753	16,814

Total Floaters	183,402	184,511	166,785
Jack-ups	6,930	6,197	3,090
Other	13,820	7,364	4,467

Total Contract Drilling Expense	$204,152	$198,072	$174,342

Reimbursable Expenses	$8,256	$8,220	$6,775

OPERATING (LOSS) INCOME
Floaters:
Ultra-Deepwater	$144,928	$136,240	$112,330
Deepwater	8,056	8,495	34,197
Mid-water	(3,096)	21,863	71,316

Total Floaters	149,888	166,598	217,843
Jack-ups	(2,411)	377	(3,072)
Other	(13,820)	(7,364)	(4,467)
Reimbursable expenses, net	143	120	453
Depreciation	(86,203)	(83,281)	(86,031)
General and administrative expense	(20,206)	(17,806)	(14,786)
Impairment of assets	(28,045)	—	—
Restucturing and separation costs	(14,146)	—	—
Gain (loss) on disposition of assets	8,415	(63)	(6,060)
Other	—	—	265

Total Operating (Loss) Income	$(6,385)	$58,581	$104,145

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$376,037	$156,233
Accounts receivable, net of allowance for bad debts	256,730	247,028
Prepaid expenses and other current assets	157,625	102,146
Assets held for sale	96,261	400

Total current assets	886,653	505,807
Drilling and other property and equipment, net of accumulated depreciation	5,261,641	5,726,935
Other assets	102,276	139,135

Total assets	$6,250,570	$6,371,877

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term borrowings	$—	$104,200
Other current liabilities	223,288	236,299
Long-term debt	1,972,225	1,980,884
Deferred tax liability	167,299	197,011
Other liabilities	113,497	103,349
Stockholders’ equity	3,774,261	3,750,134

Total liabilities and stockholders’ equity	$6,250,570	$6,371,877

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Year Ended December 31,
	2017	2016
Operating activities:
Net income (loss)	$18,346	$(372,503)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	348,695	381,760
Loss on impairment of assets	99,313	678,145
Loss on extinguishment of senior notes	35,366	—
Deferred tax provision	(72,127)	(106,263)
Deferred income, net	8,676	(29,108)
Deferred expenses, net	46,337	(20,155)
Other	16,315	21,567
Net changes in operating working capital	(7,113)	93,111

Net cash provided by operating activities	493,808	646,554

Investing activities:
Capital expenditures (including rig construction)	(139,581)	(652,673)
Proceeds from disposition of assets, net of disposal costs	15,196	221,722
Other	35	4,614

Net cash used in investing activities	(124,350)	(426,337)

Financing activities:
Redemption of senior notes	(500,000)	—
Payment of debt extinguishment costs	(34,395)	—
Proceeds from issuance of senior notes	496,360	—
Net repayment of short-term borrowings	(104,200)	(182,389)
Other	(7,419)	(623)

Net cash used in financing activities	(149,654)	(183,012)

Net change in cash and cash equivalents	219,804	37,205
Cash and cash equivalents, beginning of period	156,233	119,028

Cash and cash equivalents, end of period	$376,037	$156,233

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATE, UTILIZATION AND OPERATIONAL EFFICIENCY

(Dayrate in thousands)

	Fourth Quarter 2017			Third Quarter 2017			Fourth Quarter 2016
	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)
Ultra-Deepwater Floaters	$424	65%	98.5%	$407	61%	92.0%	$456	49%	92.0%
Deepwater Floaters	$175	37%	99.1%	$195	33%	99.6%	$287	39%	92.1%
Mid-Water floaters	$266	17%	100.0%	$322	27%	98.8%	$478	35%	99.9%
Jack-ups	$75	65%	100.0%	$75	95%	95.3%	—	—	—
Fleet Total			98.8%			94.3%			93.5%

(1)	Average dayrate is defined as contract drilling revenue for all of the specified rigs in our fleet per revenue-earning day. A revenue-earning day is defined as a 24-hour period during which a rig earns a dayrate after commencement of operations and excludes mobilization, demobilization and contract preparation days.
(2)	Utilization is calculated as the ratio of total revenue-earning days divided by the total calendar days in the period for all specified rigs in our fleet (including cold-stacked rigs). Our current fleet includes three ultra-deepwater and two deepwater semisubmersible rigs that are cold stacked.
(3)	Operational efficiency is calculated as the ratio of total revenue-earning days divided by the sum of total revenue-earning days plus the number of days (or portions thereof) associated with unanticipated equipment downtime.

Non-GAAP Financial Measures (Unaudited)

To supplement the Company’s unaudited condensed consolidated financial statements presented on a GAAP basis, this press release provides investors with adjusted operating income, adjusted net income and adjusted earnings per diluted share, which are non-GAAP financial measures. Management believes that these measures provide meaningful information about the Company’s performance by excluding certain charges that may not be indicative of the Company’s ongoing operating results. This allows investors and others to better compare the company’s financial results across previous and subsequent accounting periods and to those of peer companies and to better understand the long-term performance of the Company. Non-GAAP financial measures should be considered to be a supplement to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

In order to fully assess the financial operating results of the Company, management believes that the results of operations adjusted to exclude the impairment charges related to rigs and associated inventory, gains and losses on the sale of rigs, the fourth quarter 2017 restructuring and separation costs, which include costs associated with the termination of our Brazilian agency agreement, and the third quarter 2017 loss on extinguishment of debt, as well as the related tax effects thereof and other discrete tax items, are appropriate measures of the continuing and normal operations of the Company. However, these measures should be considered in addition to, and not as a substitute for, or superior to, contract drilling revenue, contract drilling expense, operating income, cash flows from operations or other measures of financial performance prepared in accordance with GAAP.

	Three Months Ended		Twelve Months Ended
	December 31, 2017	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of As Reported Operating (Loss) Income to Adjusted Operating Income:
(In thousands)
As reported operating (loss) income	$(6,385)	$58,581	$123,879	$(356,884)
Impairments and other charges:
Impairment of rigs(1)	28,045	—	99,313	678,145
Restructuring and separation costs (2)	14,146	—	14,146	—
(Gain) loss on sale of rigs (3)	(8,417)	—	(8,919)	4,938

Adjusted operating income	$27,389	$58,581	$228,419	$326,199

Reconciliation of As Reported Net (Loss) Income to Adjusted Net (Loss) Income:
(In thousands)
As reported net (loss) income	$(31,941)	$10,799	$18,346	$(372,503)
Impairments and other charges:
Impairment of rigs(1)	28,045	—	99,313	678,145
Restructuring and separation costs (2)	14,146	—	14,146	—
(Gain) loss on sale of rigs (3)	(8,417)	—	(8,919)	4,938
Loss on extinguishment of senior notes (4)	—	35,366	35,366	—
Tax effect of impairments and other charges:
Impairment of rigs (5)	(9,816)	—	(34,760)	(143,165)
Restructuring and separation costs (5)	(1,070)	—	(1,070)	—
(Gain) loss on sale of rigs (5)	556	—	720	(1,718)
Loss on extinguishment of senior notes (5)	—	(12,378)	(12,378)	—
Other discrete items (6)	1,154	—	1,154	77,252

Adjusted net (loss) income	$(7,343)	$33,787	$111,918	$242,949

	Three Months Ended		Twelve Months Ended
	December 31, 2017	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of As Reported (Loss) Income per Diluted Share to Adjusted Earnings per Diluted Share:
As reported (loss) income per diluted share	$(0.23)	$0.08	$0.13	$(2.72)
Impairments and other charges:
Impairment of rigs(1)	0.21	—	0.72	4.94
Restructuring and separation costs (2)	0.10	—	0.10	—
(Gain) loss on sale of rigs (3)	(0.06)	—	(0.06)	0.04
Loss on extinguishment of senior notes (4)	—	0.26	0.26	—
Tax effect of impairments and other charges:
Impairment of rigs (5)	(0.07)	—	(0.25)	(1.04)
Restructuring and separation costs (5)	(0.01)	—	(0.01)	—
(Gain) loss on sale of rigs (5)	—	—	0.01	(0.01)
Loss on extinguishment of senior notes (5)	—	(0.09)	(0.09)	—
Other discrete items (6)	0.01	—	0.01	0.56

Adjusted (loss) earnings per diluted share	$(0.05)	$0.25	$0.82	$1.77

(1)	Represents the aggregate amount of impairment losses recognized during 2016 and 2017 related to certain of our drilling rigs and associated inventory.
(2)

Represents restructuring and separation costs recognized in the fourth quarter of 2017 associated with a plan to restructure our world-wide operations, including a reduction in workforce at our corporate facilities and onshore bases, and costs associated with the termination of our Brazilian agency agreement.

(3)

Represents the aggregate amount of (gains) losses recognized during 2016 and 2017 related to the sale of one ultra-deepwater, two deepwater and six mid-water semi-submersible rigs and five jack-up rigs.

(4)	Represents the loss recognized during the third quarter of 2017 related to the early retirement of our 5.875% senior notes due 2019.
(5)

Represents the income tax effects of the aggregate impairment losses and (gains) losses on the sale of rigs recognized during 2016 and 2017, the aggregate restructuring and separation costs recognized in the fourth quarter of 2017 and the loss on extinguishment of the 2019 senior notes recognized in the third quarter of 2017. The income tax effects have been calculated on a discrete tax basis, utilizing the statutory tax rates for the applicable tax jurisdictions. We believe that this approach provides investors and others with useful information regarding the actual tax impact of these transactions when the appropriate tax returns are filed with the taxing authorities.

(6)

Represents the aggregate of certain discrete income tax adjustments recognized during the fourth quarter of 2017, related to the recently enacted U.S. tax reform legislation and during the second quarter of 2016, primarily related to valuation allowances for current and prior year tax assets associated with foreign tax credits, which we no longer expect to be able to utilize to offset income taxes in the U.S. tax jurisdiction.